UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7398
Van Kampen Pennsylvania Value Municipal Income Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)          (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 10/31
Date of reporting period: 10/31/08

Item 1. Report to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to
Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Pennsylvania Value Municipal Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust’s financial statements and a list of trust investments as of October 31, 2008.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 10/31/08

Pennsylvania Value Municipal Income Trust
Symbol: VPV
Average Annual	Based	Based on
Total Returns	on NAV	Market Price

Since Inception (4/30/93)	4.21%	3.60%

10-year	2.55	2.38

5-year	–1.30	–2.77

1-year	–20.43	–18.75

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial adviser. Investment returns, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

NAV per share is determined by dividing the value of the trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust’s dividend reinvestment plan, and sale of all shares at the end of the period. The trust’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the trust’s returns would have been lower.

The Lehman Brothers Pennsylvania Municipal Bond Index tracks the performance of Pennsylvania issued municipal bonds rated at least Baa or BBB by Moody’s or S&P, respectively, and with maturities of 2 years or greater. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report
For the 12-month period ended October 31, 2008

Market Conditions

The broad financial markets were highly volatile throughout the reporting period as the credit crisis intensified, the housing market continued to decline, and the economy appeared headed into recession. In early September 2008, investor confidence plummeted and the markets began a downward spiral following the government’s takeover of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. In the weeks that followed, several other financial institutions were forced into mergers, rescued by government loans, or failed altogether as the value of their assets severely eroded. The credit markets became paralyzed as banks refused to lend while investors fled risky assets in favor of Treasury securities. In an effort to unlock the credit markets, the federal government interceded with various supportive measures, including a $700 billion bailout plan.

The municipal bond market had already been under pressure for several months prior to September, due in part to the credit rating downgrades of various monoline bond insurers and the deterioration of the auction rate and variable rate markets. The failure of Lehman Brothers, however, prompted a wave of forced selling in the municipal market as leveraged buyers, mutual funds and brokerage firms began deleveraging, putting significant pressure on prices and severely eroding liquidity. As a result, municipal yields rose, particularly on the long end of the yield curve, far exceeding those of comparable Treasuries by the end of the period. For the three-month period ended October 31, 2008, the short end of the curve outperformed the long end by roughly 1,000 basis points. The disparity in performance was even greater over the one-year reporting period as the short end outperformed by more than 1,800 basis points. As would be expected in the risk-averse and volatile environment, higher-quality municipal bonds outperformed lower-quality issues. For the overall period, high yield municipal spreads widened from approximately 170 basis points to 410 basis points.

The state of Pennsylvania has had a record of good financial management and budgetary balances over the years with a well-controlled debt position. However, with the slowdown in the economy, the state faces challenges due to its below average employment and income and its continuing loss of manufacturing jobs. We will continue to monitor its economic health and look for opportunities in more stable sectors within the state.

Performance Analysis

The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV and a market price basis, the Trust underperformed its benchmark index, the Lehman Brothers Pennsylvania Municipal Bond Index (“the Index”).

Total return for the 12-month period ended October 31, 2008

		Lehman Brothers
Based on	Based on	Pennsylvania
NAV	Market Price	Municipal Bond Index

–20.43%	–18.75%	–1.78%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The Trust held an overweight to lower- and non-rated bonds relative to the Index, which is comprised entirely of investment-grade issues. This allocation to the lower-quality segment of the market hindered performance as the flight to quality that persisted throughout most of the reporting period led higher-quality issues to outperform. An overweight allocation to triple-B rated hospital bonds relative to the Index also held back relative returns. This sector was particularly hard hit, with spreads widening from 100 basis points to 300 basis points by the end of October. The Trust’s yield-curve positioning was also disadvantageous. We maintained an overweight exposure to the longer end of the municipal yield curve, which underperformed the short end of the curve as the curve steepened.

Other positions, however, were additive to performance during the period. An overweight to pre-refunded bonds enhanced returns as these shorter-maturity securities benefited from the outperformance of the short end of the municipal yield curve. Additionally, holdings in municipal auction rate securities with zero durations (a measure of interest-rate sensitivity) were additive to performance as the yield on these securities remained well above those of long-maturity municipal bonds.

The Trust’s Board of Trustees has approved a procedure whereby the Trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the Trust’s shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

Ratings Allocation as of 10/31/08 (Unaudited)

AAA/Aaa	25.3%
AA/Aa	35.0
A/A	13.8
BBB/Baa	17.3
BB/Ba	2.1
B/B	0.1
Non-Rated	6.4

Top 5 Sectors as of 10/31/08 (Unaudited)

Higher Education	20.2%
Hospital	13.6
General Purpose	11.3
Public Education	7.0
Recreational Buildings	6.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of total long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a trust’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Trust’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in connection with a change in the Fund’s diversification status from non-diversified to diversified in 2007, materials it had received in connection with fee waivers currently in place for the Fund and materials it had received in connection with the share repurchase program currently in place for the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of

Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Pennsylvania Value Municipal Income Trust
Portfolio of Investments  ■  October 31, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 183.5% Pennsylvania 174.2%
$2,000	Abington, PA Sch Dist, Ser A (FSA Insd)	5.000%	04/01/32	$1,844,420
3,000	Allegheny Cnty, PA Arpt Auth Rev Pittsburgh Intl Arpt Rfdg (FGIC Insd) (AMT)	5.750	01/01/18	2,896,230
1,165	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ	5.000	03/01/21	1,111,037
1,200	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ	5.000	03/01/33	1,045,980
1,000	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Robert Morris Univ, Ser A	6.000	10/15/38	761,140
2,000	Allegheny Cnty, PA Higher Ed Bldg Carnegie Mellon Univ (b)	5.125	03/01/32	1,891,880
2,750	Allegheny Cnty, PA Higher Ed Bldg Carnegie Mellon Univ (b)	5.250	03/01/32	2,642,599
1,360	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys, Ser A (MBIA Insd) (Prerefunded @ 11/15/10)	6.500	11/15/30	1,479,884
6,000	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West Penn, Ser A	5.375	11/15/40	3,322,440
735	Allegheny Cnty, PA Hosp Dev Auth Rev OH Vly Gen Hosp Proj, Ser A	5.000	04/01/25	538,057
3,145	Allegheny Cnty, PA Hosp Dev Auth Rev OH Vly Gen Hosp Proj, Ser A	5.125	04/01/35	2,089,381
2,000	Allegheny Cnty, PA Indl Dev Auth Lease Rev Cargo Fac Afco Cargo Pit LLC (AMT)	6.625	09/01/24	1,613,620
1,130	Allegheny Cnty, PA Indl Dev Auth Lease Rev Residential Res Inc Proj	5.125	09/01/31	832,787
3,000	Allegheny Cnty, PA Port Auth Spl Rev Trans (FGIC Insd)	5.000	03/01/29	2,653,260
1,155	Allegheny Cnty, PA Redev Auth Tax Increment Rev Robinson Mall Proj, Ser A	7.000	11/01/17	1,166,319
400	Allegheny Cnty, PA Residential Fin Auth Mtg Rev Single Family, Ser II-1 (GNMA Collateralized) (AMT)	5.800	05/01/21	376,612
615	Allegheny Cnty, PA Residential Fin Auth Mtg Rev Single Family, Ser II-2 (GNMA Collateralized) (AMT)	5.800	11/01/20	583,826
3,195	Allegheny Cnty, PA Residential Fin Auth Mtg Rev Single Family, Ser KK-2 (GNMA Collateralized) (AMT)	5.750	05/01/33	2,720,319
1,510	Allegheny Cnty, PA Residential Fin Auth Mtg Rev Single Family, Ser MM (GNMA Collateralized) (AMT)	5.200	05/01/33	1,189,261
460	Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd)	5.500	12/01/30	455,336
1,000	Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd)	5.750	12/01/13	1,046,480

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$2,220	Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd) (Prerefunded @ 12/01/10)	5.750%	12/01/17	$2,388,076
1,830	Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd) (Prerefunded @ 12/01/10)	5.750	12/01/18	1,968,549
1,000	Allegheny Cnty, PA, Ser C 61 (AGL Insd)	5.000	12/01/33	915,850
1,705	Armstrong, PA Sch Dist (Syncora Gtd)	5.250	03/15/25	1,599,750
1,500	Berks Cnty, PA Indl Dev Auth First Mtg Rev Rfdg One Douglassville Proj A (AMT)	6.125	11/01/34	1,102,140
1,800	Berks Cnty, PA Muni Auth Albright College Proj	5.500	10/01/17	1,609,812
1,695	Berks Cnty, PA Muni Auth Albright College Proj Rfdg, Ser A	5.500	10/01/16	1,551,993
3,000	Bethlehem, PA Auth Wtr Gtd (FSA Insd)	5.000	11/15/19	2,969,370
1,000	Bradford Cnty, PA Indl Dev Auth Solid Waste Disp Rev Intl Paper Rfdg, Ser B (AMT)	5.200	12/01/19	748,800
2,000	Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Fac Rev Ann’s Choice Inc, Ser A	6.250	01/01/35	1,437,380
1,200	Bucks Cnty, PA Indl Dev Auth Rev Lutheran Cmnty Telford Ctr	5.750	01/01/37	804,564
1,000	Canon McMillan Sch Dist PA, Ser B (FGIC Insd)	5.500	12/01/29	968,440
1,635	Carbon Cnty, PA Indl Dev Auth Panther Creek Partn Proj Rfdg (AMT)	6.650	05/01/10	1,651,840
1,000	Chartiers Vly, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Rfdg	6.375	12/01/19	837,280
1,000	Chartiers Vly, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Rfdg	6.375	12/01/24	807,230
1,000	Connellsville, PA Area Sch Dist Nts, Ser B (FSA Insd)	5.000	11/15/37	901,180
1,500	Crawford Cnty, PA Hosp Auth Sr Living Fac Rev Westbury Utd Methodist Cmnty	6.250	08/15/29	1,157,505
1,000	Cumberland Cnty, PA Mun Auth Dickinson College	5.000	11/01/26	880,810
1,000	Cumberland Cnty, PA Muni Auth Dickinson College, Ser A (AMBAC Insd) (Prerefunded @ 11/01/10)	5.500	11/01/30	1,060,550
2,000	Cumberland Cnty, PA Muni Auth Messiah Village Proj, Ser A	6.000	07/01/35	1,579,660
2,750	Cumberland Cnty, PA Muni Auth Rev Diakon Lutheran Ministries Proj	5.000	01/01/27	2,071,437
5,000	Dauphin Cnty, PA Gen Auth Hosp Rev Hapsco West PA Hosp Proj B Rfdg (MBIA Insd) (c)	6.250	07/01/16	5,479,850
360	Delaware Cnty, PA Auth College Cabrini College (Radian Insd)	5.750	07/01/23	331,171
1,640	Delaware Cnty, PA Auth College Cabrini College (Radian Insd) (Prerefunded @ 7/01/09)	5.750	07/01/23	1,684,526

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$1,500	Delaware Cnty, PA Auth College Neumann College	6.250%	10/01/38	$1,269,735
2,295	Delaware Cnty, PA Auth College Neumann College Rfdg	5.875	10/01/21	2,065,041
2,000	Delaware Cnty, PA Auth College Neumann College Rfdg	6.000	10/01/31	1,679,580
1,000	Delaware Cnty, PA Auth Rev White Horse Vlg Proj Rfdg, Ser A (Prerefunded @ 7/01/10)	7.625	07/01/30	1,092,610
2,750	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj, Ser A (FGIC Insd) (AMT)	5.000	11/01/37	1,981,677
9,300	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj, Ser B (FGIC Insd) (AMT)	5.000	11/01/36	6,737,664
4,000	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj, Ser C (FGIC Insd) (AMT)	5.000	02/01/35	2,927,520
1,750	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac (FGIC Insd) (AMT)	6.000	06/01/29	1,553,580
2,500	Delaware Cnty, PA Indl Dev Auth Wtr Fac PA Subn Wtr (AMBAC Insd) (AMT)	5.350	10/01/31	2,013,475
8,000	Delaware Vly, PA Regl Fin Auth Loc Govt Rev (b)	5.750	07/01/17	8,480,760
1,500	Erie, PA Higher Ed Bldg Auth College Rev Mercyhurst College	5.500	03/15/38	1,131,720
2,800	Erie, PA Sch Dist (AMBAC Insd) (Prerefunded @ 9/01/10)	5.800	09/01/29	2,972,816
2,735	Exeter Twp, PA Sch Dist (FGIC Insd)	5.000	05/15/25	2,668,813
5,670	Falls Twp, PA Hosp Auth Hosp Rev DE Vly Med Rfdg (FHA Gtd)	7.000	08/01/22	5,707,479
1,000	Fayette Cnty, PA (AMBAC Insd) (Prerefunded @ 11/15/10)	5.625	11/15/28	1,063,990
2,000	Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.900	07/01/40	1,372,920
1,000	Harrisburg, PA Auth Wtr Rev Rfdg	5.250	07/15/31	947,870
6,575	Harrisburg, PA Auth Wtr Rev Rfdg (FSA Insd)	5.000	07/15/21	6,405,628
1,000	Harveys Lake Genl Muni Auth PA College Rev College Misericordia Proj (ACA Insd)	6.000	05/01/19	906,480
4,700	Lancaster Cnty, PA Hosp Auth Rev Brethren Vlg Proj, Ser A	6.500	07/01/40	3,647,764
3,500	Lancaster, PA Higher Ed Auth Rev Franklin & Marshall College	5.000	04/15/22	3,363,990
1,000	Lebanon Cnty, PA Hlth Fac Pleasant View Auth Hlth Ctr Rev Retirement, Ser A	5.125	12/15/20	752,750
1,510	Lehigh Cnty, PA Gen Purp Auth Cedar Crest College Rfdg (Radian Insd)	5.000	04/01/26	1,252,424
2,000	Lehigh Cnty, PA Gen Purp Auth Rev Good Shepherd Group, Ser A	5.500	11/01/24	1,815,820

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$1,000	Lehigh Cnty, PA Gen Purp Auth Rev Good Shepherd Group, Ser A	5.625%	11/01/34	$865,180
1,750	Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes Bethlehem (Prerefunded @ 8/15/13)	5.375	08/15/33	1,914,815
1,000	Lehigh Cnty, PA Gen Purp Hosp Rev Lehigh Vly Hlth, Ser B (FSA Insd)	5.000	07/01/35	866,510
1,240	Lehigh Northampton, PA Arpt Lehigh Vly Arpt Sys Rfdg, Ser A (MBIA Insd) (AMT)	5.000	01/01/20	1,077,758
1,360	Lehigh Northampton, PA Arpt Lehigh Vly Arpt Sys Rfdg, Ser A (MBIA Insd) (AMT)	5.000	01/01/22	1,140,754
675	Lehigh Northampton, PA Arpt Lehigh Vly Arpt Sys Rfdg, Ser A (MBIA Insd) (AMT)	5.000	01/01/23	557,496
1,500	Lehigh Northampton, PA Arpt, Ser A (MBIA Insd) (AMT)	6.000	05/15/25	1,376,295
2,700	Lehigh Northampton, PA Arpt, Ser A (MBIA Insd) (AMT)	6.000	05/15/30	2,412,801
2,500	Luzerne Cnty, PA, Ser B (FSA Insd)	5.000	12/15/27	2,419,125
6,650	Lycoming Cnty, PA Auth College Rev PA College of Technology (AMBAC Insd)	5.350	07/01/26	6,356,735
5,000	Lycoming Cnty, PA Auth College Rev PA College of Technology (AMBAC Insd)	5.375	07/01/30	4,710,000
1,000	Mercer Cnty, PA (FGIC Insd)	5.500	10/01/15	1,045,080
5,000	Mercer Cnty, PA Indl Dev Auth Wtr Fac Sub Corp (MBIA Insd) (AMT)	6.000	07/01/30	4,430,800
1,000	Mifflin Cnty, PA Hosp Auth Rev (Radian Insd) (Prerefunded @ 1/01/11)	6.200	07/01/25	1,080,910
2,500	Mifflin Cnty, PA Hosp Auth Rev (Radian Insd) (Prerefunded @ 1/01/11)	6.200	07/01/30	2,702,275
3,755	Mifflin Cnty, PA, Ser A (FGIC Insd)	5.000	09/01/31	3,381,528
3,000	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	5.250	01/01/43	2,159,250
3,000	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr (Prerefunded @ 1/01/14)	6.000	01/01/43	3,338,760
5,000	Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp Rev Abington Mem Hosp, Ser A	5.125	06/01/32	3,726,150
5,000	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Dickinson College Proj, Ser FF-1 (CIFG Insd)	5.000	05/01/28	4,509,500
9,090	Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev, Ser A	4.500	11/15/36	5,602,167
1,500	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cmnty Proj	7.000	02/01/36	1,181,715
2,000	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care	6.250	02/01/35	1,429,320
3,000	Montour, PA Sch Dist (FSA Insd)	5.000	04/01/37	2,706,030
4,000	Moon Area Sch Dist PA (FSA Insd)	5.000	11/15/25	3,945,760

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$2,345	Moon Indl Dev Auth PA Ed Fac Rev Ellis Sch Proj (Prerefunded @ 3/01/09)	5.800%	03/01/25	$2,376,798
1,500	Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp, Ser A	5.625	07/01/32	1,197,450
2,000	Northampton Cnty, PA Gen Purp Auth Hosp Rev Saint Lukes Hosp Proj, Ser A	5.500	08/15/35	1,451,160
1,000	Northeastern York, PA Sch Dist, Ser B (FGIC Insd)	5.000	04/01/30	922,120
2,000	Northeastern York, PA Sch Dist, Ser B (FGIC Insd)	5.000	04/01/31	1,833,420
2,100	Owen J. Roberts Sch Dist PA (FSA Insd)	5.000	05/15/27	2,033,367
3,500	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy, Ser B (AMT)	6.750	12/01/36	2,331,280
1,000	Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj Rfdg, Ser G (AMT)	5.125	12/01/15	827,530
1,585	Pennsylvania Hsg Fin Agy, Ser 100A (AMT)	5.100	10/01/22	1,378,443
8,000	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 103-C	5.200	10/01/28	7,167,440
2,750	Pennsylvania Hsg Fin Agy Single Family Mtg Rev, Ser 94-A (AMT)	5.100	10/01/31	2,173,407
520	Pennsylvania Hsg Fin Agy Single Family Mtg, Ser 66-A (AMT)	5.650	04/01/29	519,974
3,000	Pennsylvania St First	5.000	10/01/23	3,017,400
1,000	Pennsylvania St Higher Ed Fac Auth Rev Clarion Univ Fndtn Inc, Ser A (Syncora Gtd)	5.000	07/01/28	856,500
1,500	Pennsylvania St Higher Ed Fac Auth Rev Clarion Univ Fndtn Inc, Ser A (Syncora Gtd)	5.000	07/01/33	1,231,515
1,500	Pennsylvania St Higher Ed Fac Auth Rev Clarion Univ Fndtn Inc, Ser A (Syncora Gtd)	5.250	07/01/18	1,472,055
3,000	Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ	5.500	05/01/16	3,137,190
4,000	Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ	5.500	05/01/17	4,187,840
1,000	Pennsylvania St Higher Ed Fac Auth Rev Geneva College Proj (Prerefunded @ 4/01/12)	6.125	04/01/22	1,096,130
5,500	Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ	5.500	05/01/34	4,412,540
1,000	Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ, Ser A	5.000	05/01/37	686,650
1,000	Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ, Ser A	5.250	05/01/27	782,690
3,000	Pennsylvania St Higher Ed Fac Auth Rev Messiah College, Ser AA-3 (Radian Insd)	5.500	11/01/22	2,706,510
1,000	Pennsylvania St Higher Ed Fac Auth Rev PA Univ	5.000	06/01/35	694,640

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$1,540	Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ	5.375%	01/01/25	$1,527,572
15,925	Pennsylvania St Higher Ed Fac Auth Rev Trustees Univ PA, Ser C (b)	5.000	07/15/38	14,336,641
3,320	Pennsylvania St Higher Ed Fac Auth Rev Univ Sciences Philadelphia, Ser A (Syncora Gtd)	5.000	11/01/36	2,710,846
7,850	Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth Sys, Ser A (b)	6.000	01/15/31	7,470,884
6,600	Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth Sys, Ser A (FSA Insd)	5.000	08/01/29	5,620,230
1,200	Pennsylvania St Tpk Com Tpk Rev, Ser A (AMBAC Insd)	5.250	12/01/21	1,215,516
12,995	Pennsylvania St Tpk Com Tpk Rev, Ser A1 (AGL Insd) (b)	5.000	06/01/38	11,701,413
2,000	Pennsylvania St Univ (b)	5.000	09/01/29	1,898,120
4,000	Pennsylvania St Univ (b)	5.000	09/01/35	3,642,720
1,250	Philadelphia, PA Arpt Rev, Ser A (MBIA Insd) (AMT)	5.000	06/15/23	1,028,338
2,500	Philadelphia, PA Auth For Indl Dev Rev First Philadelphia Charter, Ser A	5.850	08/15/37	1,847,600
2,610	Philadelphia, PA Auth For Indl Dev Rev Please Touch Museum Proj	5.250	09/01/21	2,170,737
4,230	Philadelphia, PA Auth For Indl Dev Rev Please Touch Museum Proj	5.250	09/01/26	3,294,959
1,000	Philadelphia, PA Auth For Indl Dev Rev Please Touch Museum Proj	5.250	09/01/31	747,860
6,700	Philadelphia, PA Auth For Indl Dev Rev Please Touch Museum Proj	5.250	09/01/36	4,857,433
2,500	Philadelphia, PA Auth For Indl Dev Rev, Ser A	5.500	09/15/37	1,751,250
4,005	Philadelphia, PA Auth Indl Dev Amern College of Physicians	5.500	06/15/27	3,909,040
2,250	Philadelphia, PA Auth Indl Dev PA Arpt Sys Proj, Ser A (FGIC Insd) (AMT)	5.125	07/01/19	1,994,558
2,500	Philadelphia, PA Auth Indl Dev PA Arpt Sys Proj, Ser A (FGIC Insd) (AMT)	5.250	07/01/28	2,029,400
4,000	Philadelphia, PA Auth Indl, Ser B (FSA Insd) (Prerefunded @ 10/01/11)	5.125	10/01/26	4,283,280
11,160	Philadelphia, PA Auth Indl, Ser B (FSA Insd) (Prerefunded @ 10/01/11)	5.500	10/01/17	12,066,638
3,710	Philadelphia, PA Gas Wks Rev 12th, Ser B (MBIA Insd) (c)	7.000	05/15/20	4,316,548
1,000	Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Chestnut Hill College (Prerefunded @ 10/01/09)	6.000	10/01/29	1,058,190
1,455	Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Cmnty College Rfdg, Ser B (MBIA Insd)	6.500	05/01/09	1,481,801

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$1,645	Philadelphia, PA Proj Auth Rev, Ser A (AMBAC Insd)	5.250%	02/15/29	$1,534,045
1,905	Philadelphia, PA Redev Auth Rev Neighborhood Trans, Ser A (FGIC Insd)	5.500	04/15/16	1,938,280
2,955	Philadelphia, PA Redev Auth, Ser A (AMT)	4.750	12/01/28	2,225,381
2,500	Philadelphia, PA Sch Dist, Ser E (BHAC Insd) (d)	5.125	09/01/23	2,506,525
11,315	Philadelphia, PA, Ser A (FSA Insd) (b)	5.250	12/15/25	10,905,963
500	Pittsburgh & Allegheny Cnty, PA Pub Aud Hotel Room (AMBAC Insd)	5.125	02/01/35	446,715
16,000	Pittsburgh & Allegheny Cnty, PA Pub Aud Regl Asset Dist Sales Tax (AMBAC Insd)	5.000	02/01/24	15,085,440
4,990	Pittsburgh & Allegheny Cnty, PA Pub Aud Regl Asset Dist Sales Tax (AMBAC Insd)	5.000	02/01/29	4,324,883
2,215	Pittsburgh, PA Pub Pkg Auth Rev Rfdg, Ser A (FGIC Insd)	5.000	12/01/25	1,984,551
5,140	Pittsburgh, PA, Ser A (AMBAC Insd)	5.500	09/01/17	5,210,881
3,860	Pittsburgh, PA, Ser A (AMBAC Insd) (Prerefunded @ 3/01/12)	5.500	09/01/17	4,161,852
2,000	Pittsburgh, PA, Ser A (FGIC Insd) (Prerefunded @ 9/01/09)	5.750	09/01/21	2,067,900
3,000	Pittsburgh, PA, Ser A (FGIC Insd) (Prerefunded @ 9/01/09)	5.750	09/01/22	3,101,850
1,000	Pittsburgh, PA Urban Redev Auth Cent Triangle Tax Increment, Ser A (Prerefunded @ 5/01/09)	6.100	05/01/19	1,022,210
1,570	Pittsburgh, PA Urban Redev Auth Mtg Rev, Ser A (GNMA Collateralized) (AMT)	5.000	10/01/36	1,168,739
1,495	Pittsburgh, PA Urban Redev Auth Mtg Rev, Ser C (GNMA Collateralized) (AMT)	5.700	04/01/30	1,289,751
3,190	Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev 1st Lien, Ser D (FSA Insd)	5.000	09/01/24	3,141,799
5,425	Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev 1st Lien, Ser D (FSA Insd)	5.000	09/01/25	5,315,795
1,345	Radnor Twp, PA Sch Dist, Ser A (FSA Insd)	5.000	02/15/32	1,240,601
2,300	Radnor Twp, PA Sch Dist, Ser A (FSA Insd)	5.000	02/15/35	2,090,516
1,500	Radnor Twp, PA Sch Dist, Ser B (FSA Insd)	5.000	02/15/28	1,474,380
2,000	Rostraver Twp, PA (AMBAC Insd) (Prerefunded @ 7/01/10)	5.500	07/01/24	2,105,840
1,000	Saxonburg, PA Area Auth Swr & Wtr Rev (AGL Insd)	5.000	03/01/30	912,990
1,500	Saxonburg, PA Area Auth Swr & Wtr Rev (AGL Insd)	5.000	03/01/35	1,327,845
1,000	Southcentral, PA Gen Auth Rev Hanover Hosp Inc (Radian Insd)	5.000	12/01/30	712,920
900	Southcentral, PA Gen Auth Rev Wellspan (MBIA-IBC Insd)	5.375	05/15/28	904,725

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$4,100	Southcentral, PA Gen Auth Rev Wellspan (MBIA-IBC Insd) (Prerefunded @ 5/15/11)	5.375%	05/15/28	$4,401,555
2,000	Southcentral, PA Gen Auth Rev York College Of Penn Assoc (Syncora Gtd)	5.000	05/01/37	1,699,660
2,360	State Pub Sch Bldg Auth PA Sch Rev Jefferson Cnty Dubois Tech Sch (FGIC Insd)	5.375	02/01/23	2,362,667
2,140	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser A (AMBAC Insd) (AMT)	5.375	01/01/21	1,899,057
5,205	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser A (AMBAC Insd) (AMT)	5.375	01/01/23	4,496,235
2,545	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser A (AMBAC Insd) (AMT)	5.500	01/01/18	2,387,744
5,500	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev, Ser D	5.375	01/01/18	4,619,505
1,950	Swarthmore Boro Auth PA College	5.250	09/15/18	2,014,136
2,850	Trinity Area Sch Dist PA (FGIC Insd)	5.250	11/01/20	2,861,172
1,820	Twin Vly, PA Sch Dist (FSA Insd) (Prerefunded @ 10/01/15)	5.250	04/01/26	1,998,870
1,000	Union Cnty, PA Higher Ed Fac Auth Bucknell Univ, Ser A	5.250	04/01/19	1,022,870
2,300	Union Cnty, PA Hosp Auth Hosp Rev Evangelical Cmnty Hosp (Radian Insd)	5.250	08/01/24	1,842,415
1,285	Unity Twp, PA Muni Auth Swr Rev (FSA Insd)	5.000	12/01/24	1,228,820
5,025	Washington Cnty, PA, Ser A (AMBAC Insd)	5.125	09/01/27	4,805,307
825	Washington Cnty, PA, Ser A (AMBAC Insd) (Prerefunded @ 9/01/12)	5.125	09/01/27	885,902
6,000	West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj	6.250	01/01/32	5,099,760
1,550	Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone, Ser A	5.750	01/01/26	1,162,221
2,500	York Cnty, PA Indl Dev Auth Wtr Co Proj (FGIC Insd) (AMT)	4.750	10/01/36	1,726,750

				467,690,097

	Guam 1.4%
2,700	Guam Econ Dev & Comm Auth Tob Settlement	5.625	06/01/47	1,961,388
535	Guam Govt, Ser A	5.250	11/15/37	358,691
1,585	Guam Intl Arpt Auth Gen, Ser B (MBIA Insd)	5.250	10/01/21	1,517,542

				3,837,621

	Puerto Rico 5.3%
4,000	Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev Rfdg, Ser Y (FSA Insd) (b)	6.250	07/01/21	4,278,320
2,725	Puerto Rico Elec Pwr Auth Rev, Ser TT (b)	5.000	07/01/32	2,262,963
6,135	Puerto Rico Elec Pwr Auth Rev, Ser TT (b)	5.000	07/01/37	4,945,147
2,000	Puerto Rico Elec Pwr Auth Rev, Ser WW	5.000	07/01/28	1,725,160

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Portfolio of Investments  ■  October 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Puerto Rico (Continued)
$1,000	Puerto Rico Elec Pwr Auth Rev, Ser WW	5.500%	07/01/21	$956,840

				14,168,430

	U.S. Virgin Islands 2.6%
1,500	University VI Impt, Ser A	5.375	06/01/34	1,131,315
1,000	Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt, Ser A	6.375	10/01/19	1,013,560
3,000	Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt, Ser A (ACA Insd) (Prerefunded @ 10/01/10)	6.125	10/01/29	3,224,070
1,500	Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt, Ser A (Prerefunded @ 10/01/10)	6.500	10/01/24	1,630,155

				6,999,100

Total Investments 183.5% (Cost $548,406,110)				492,695,248

Liability for Floating Rate Note Obligations Related to Securities Held (20.0%) (Cost ($53,695,000))
(53,695)	Notes with interest rates ranging from 1.80% to 3.32% at October 31, 2008 and contractual maturities of collateral ranging from 2017 to 2038 (See Note 1) (a)			(53,695,000)

Total Net Investments 163.5% (Cost $494,711,110)				439,000,248

Other Assets in Excess of Liabilities 2.1%				5,666,020

Preferred Shares (including accrued distributions (65.6%)				(176,229,697)

Net Assets Applicable to Common Shares 100.0%				$268,436,571

Percentages are calculated as a percentage of net assets applicable to common shares.

(a)	Floating rate notes. The interest rates shown reflect the rates in effect at October 31, 2008.

(b)	Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(c)	Escrowed to Maturity

(d)	Security purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Portfolio of Investments  ■  October 31, 2008  continued

ACA—American Capital Access
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
CIFG—CDC IXIS Financial Guaranty
FGIC—Financial Guaranty Insurance Co.
FHA—Federal Housing Administration
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
MBIA—Municipal Bond Investors Assurance Corp.
MBIA—IBC—MBIA Insured Bond Certificates
Radian—Radian Asset Assurance
Syncora Gtd—Syncora Guarantee Inc.

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Financial Statements

Statement of Assets and Liabilities
October 31, 2008

Assets:
Total Investments (Cost $548,406,110)	$492,695,248
Receivables:
Interest	8,228,168
Investments Sold	2,143,220
Other	6,415

Total Assets	503,073,051

Liabilities:
Payables:
Floating Rate Note Obligations	53,695,000
Investments Purchased	2,452,825
Custodian Bank	768,758
Investment Advisory Fee	187,086
Income Distributions—Common Shares	74,314
Other Affiliates	35,900
Trustees’ Deferred Compensation and Retirement Plans	1,047,312
Accrued Expenses	145,588

Total Liabilities	58,406,783
Preferred Shares (including accrued distributions)	176,229,697

Net Assets Applicable to Common Shares	$268,436,571

Net Asset Value Per Common Share ($268,436,571 divided by 23,778,128 shares outstanding)	$11.29

Net Assets Consist of:
Common Shares ($0.01 par value with an unlimited number of shares authorized, 23,778,128 shares issued and outstanding)	$237,781
Paid in Surplus	349,307,972
Accumulated Undistributed Net Investment Income	504,740
Accumulated Net Realized Loss	(25,903,060)
Net Unrealized Depreciation	(55,710,862)

Net Assets Applicable to Common Shares	$268,436,571

Preferred Shares ($0.01 par value, authorized 100,000,000 shares, 7,040 issued with liquidation preference of $25,000 per share)	$176,000,000

Net Assets Including Preferred Shares	$444,436,571

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Financial Statements  continued

Statement of Operations
For the Year Ended October 31, 2008

Investment Income:
Interest	$31,672,948

Expenses:
Investment Advisory Fee	3,036,924
Interest and Residual Trust Expenses	2,252,524
Preferred Share Maintenance	548,441
Professional Fees	123,580
Accounting and Administrative Expenses	105,751
Transfer Agent Fees	60,129
Custody	43,962
Reports to Shareholders	37,557
Registration Fees	20,637
Trustees’ Fees and Related Expenses	17,124
Depreciation in Trustees’ Deferred Compensation Account	(266,736)
Other	16,838

Total Expenses	5,996,731
Investment Advisory Fee Reduction	552,167
Less Credits Earned on Cash Balances	8,126

Net Expenses	5,436,438

Net Investment Income	$26,236,510

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(20,855,556)
Futures	(4,044,048)

Net Realized Loss	(24,899,604)

Unrealized Appreciation/Depreciation:
Beginning of the Period	10,435,350
End of the Period	(55,710,862)

Net Unrealized Depreciation During the Period	(66,146,212)

Net Realized and Unrealized Loss	$(91,045,816)

Distributions to Preferred Shareholders	$(7,877,367)

Net Decrease in Net Assets Applicable to Common Shares from Operations	$(72,686,673)

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Financial Statements  continued

Statement of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$26,236,510	$26,338,856
Net Realized Loss	(24,899,604)	(1,387,594)
Net Unrealized Depreciation During the Period	(66,146,212)	(22,267,570)
Distributions to Preferred Shareholders:
Net Investment Income	(7,877,367)	(8,283,111)
Net Realized Gain	-0-	(51,210)

Change in Net Assets Applicable to Common Shares from Operations	(72,686,673)	(5,650,629)
Distributions to Common Shareholders:
Net Investment Income	(17,941,631)	(17,425,794)
Net Realized Gain	-0-	(115,657)

Net Change in Net Assets Applicable to Common Shares from Investment Activities	(90,628,304)	(23,192,080)
From Capital Transactions:
Repurchase of Shares	(6,193,153)	(4,928,945)

Net Change in Net Assets Applicable to Common Shares from Capital Transactions	(6,193,153)	(4,928,945)

Total Decrease in Net Assets Applicable to Common Shares	(96,821,457)	(28,121,025)
Net Assets Applicable to Common Shares:
Beginning of the Period	365,258,028	393,379,053

End of the Period (Including accumulated undistributed net investment income of $504,740 and $104,430, respectively)	$268,436,571	$365,258,028

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Financial Statements  continued

Statement of Cash Flows
For the Year Ended October 31, 2008

Change in Net Assets from Operations (including Preferred Share Distributions)	$(72,686,673)

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of Investments	(141,008,329)
Proceeds from Sales of Investments	254,223,811
Amortization of Premium	969,757
Accretion of Discount	(220,804)
Net Realized Loss on Investments	20,855,556
Net Change in Unrealized Depreciation on Investments	66,443,386
Decrease in Interest Receivables	1,027,936
Decrease in Receivable for Investments Sold	1,553,470
Decrease in Variation Margin on Futures	807,000
Decrease in Other Assets	544
Decrease in Investments Purchased Payable	(458,885)
Decrease in Investment Advisory Fees Payable	(37,745)
Increase in Other Affiliates Payable	2,994
Decrease in Trustees’ Deferred Compensation and Retirement Plans	(260,847)
Decrease in Accrued Expenses	(5,752)
Decrease in Custodian Bank Payable	(1,384,132)

Total Adjustments	202,507,960

Net Cash Provided by Operating Activities	129,821,287

Cash Flows From Financing Activities
Repurchased Shares	(6,330,686)
Dividends Paid	(18,025,601)
Proceeds from and Repayments of Floating Rate Note Obligations	(61,465,000)
Retirement of Preferred Shares	(44,000,000)

Net Cash Provided by Financing Activities	(129,821,287)

Net Increase in Cash	-0-
Cash at the Beginning of the Period	-0-

Cash at the End of the Period	$-0-

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$2,252,524

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

	Year Ended October 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$15.05	$15.99	$15.85	$16.43	$16.20

Net Investment Income	1.09 (a)	1.08 (a)	1.00 (a)	1.03	1.06
Net Realized and Unrealized Gain/Loss	(3.77)	(0.97)	0.23	(0.45)	0.39
Common Share Equivalent of Distributions Paid to Preferred Shareholders:
Net Investment Income	(0.33)	(0.34)	(0.32)	(0.21)	(0.11)
Net Realized Gain	0.00	0.00 (f)	(0.01)	(0.01)	(0.01)

Total from Investment Operations	(3.01)	(0.23)	0.90	0.36	1.33

Distributions Paid to Common Shareholders:
Net Investment Income	(0.75)	(0.71)	(0.72)	(0.87)	(1.00)
Net Realized Gain	0.00	0.00 (f)	(0.04)	(0.07)	(0.10)

Net Asset Value, End of the Period	$11.29	$15.05	$15.99	$15.85	$16.43

Common Share Market Price at End of the Period	$10.38	$13.55	$13.87	$14.26	$15.58
Total Return* (b)	–18.75%	2.72%	2.77%	–2.70%	4.15%
Net Assets Applicable to Common Shares at End of the Period (In millions)	$268.4	$365.3	$393.4	$71.0	$73.5
Ratio of Expenses to Average Net Assets Applicable to Common Shares* (c)	1.63%	2.29%	1.41%	1.41%	1.51%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares* (c)	7.87%	6.90%	6.40%	6.37%	6.50%
Portfolio Turnover	23%	30%	20%	27%	18%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets Applicable to Common Shares (c)	1.80%	2.44%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (c)	7.70%	6.75%	N/A	N/A	N/A

Supplemental Ratios:
Ratio of Expenses (Excluding Interest and Residual Trust Expenses) to Average Net Assets Applicable to Common Shares (c)	0.96%	1.03%	1.30%	1.41%	1.51%
Ratio of Expenses (Excluding Interest and Residual Trust Expenses) to Average Net Assets Applicable Including Preferred Shares (c)	0.59%	0.65%	0.82%	0.87%	0.93%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (d)	5.51%	4.73%	4.36%	5.05%	5.85%

Senior Securities:
Total Preferred Shares Outstanding	7,040	8,800	8,800	1,800	1,800
Asset Coverage Per Preferred Share (e)	$63,163	$66,543	$69,733	$64,436	$65,858
Involuntary Liquidating Preference Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000
Average Market Value Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000

N/A=Not Applicable

(a)	Based on average shares outstanding.
(b)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)	Ratios reflect the effect of dividend payments to preferred shareholders.
(e)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
(f)	Amount is less than $0.01 per share.

See Notes to Financial Statements

Van Kampen Pennsylvania Value Municipal Income Trust
Notes to Financial Statements  ■  October 31, 2008

1. Significant Accounting Policies
Van Kampen Pennsylvania Value Municipal Income Trust (the “Trust”) is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) but operates as a diversified management investment company. The Trust’s investment objective is to seek to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on April 30, 1993.
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a “when-issued” or “delayed delivery” basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2008, the Trust had $2,452,825 of when-issued or delayed delivery purchase commitments.

C. Investment Income Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. Federal Income Taxes It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Trust adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on April 30, 2008. FIN 48 sets forth a minimum threshold for

Van Kampen Pennsylvania Value Municipal Income Trust
Notes to Financial Statements  ■  October 31, 2008  continued

financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Trust files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended October 31, 2008, remains subject to examination by taxing authorities.
The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2008, the Trust had an accumulated capital loss carry forward for tax purposes of $27,259,433 which will expire according to the following schedule:

Amount	Expiration

$2,674,205	October 31, 2015
24,585,228	October 31, 2016

At October 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$492,799,282

Gross tax unrealized appreciation	7,653,794
Gross tax unrealized depreciation	(61,452,828)

Net tax unrealized depreciation on investments	$(53,799,034)

E. Distribution of Income and Gains The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains which are included as ordinary income for tax purposes.
The tax character of distributions paid during the years ended October 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$35,396	$118,410
Tax exempt income	25,867,572	25,542,057
Long-term capital gain	-0-	162,938

	$25,902,968	$25,823,405

Van Kampen Pennsylvania Value Municipal Income Trust
Notes to Financial Statements  ■  October 31, 2008  continued

Permanent differences, primarily due to amortization adjustments, resulted in the following reclassifications among the Trust’s components of net assets at October 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(17,202)	$17,202	$-0-

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$56,773
Undistributed tax-exempt income	1,244,682

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

F. Floating Rate Note Obligations Related to Securities Held The Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The Trust enters into shortfall agreements with the dealer trusts, which commit the Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Trust, thereby collapsing the dealer trusts. The Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Trust’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At October 31, 2008, Trust investments with a value of $74,457,410 are held by the dealer trusts and serve as collateral for the $53,695,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at October 31, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest fee rate related to residual interests during the year ended October 31, 2008 were $79,172,236 and 2.85%, respectively.

G. Credits Earned on Cash Balances During the year ended October 31, 2008, the Trust’s custody fee was reduced by $8,126 as a result of credits earned on cash balances.

Van Kampen Pennsylvania Value Municipal Income Trust
Notes to Financial Statements  ■  October 31, 2008  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets including current preferred shares and leverage of $44,000,000 entered into to retire previously issued preferred shares of the Trust. The Adviser has agreed to waive investment advisory fees equal to .10% of the average daily net assets including current preferred shares and leverage of $44,000,000 entered into to retire previously issued preferred shares of the Trust. During the year ended October 31, 2008, the Adviser waived approximately $552,200 of its advisory fees. This waiver is voluntary and can be discontinued at any time.
For the year ended October 31, 2008, the Trust recognized expenses of approximately $48,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended October 31, 2008, the Trust recognized expenses of approximately $78,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.
The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the years ended October 31, 2008 and 2007, transactions in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007

Beginning Shares	24,262,153	24,608,103
Shares Repurchased*	(484,025)	(345,950)

Ending Shares	23,778,128	24,262,153

*	On February 28, 2007, the Trust commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Trust’s shares trade from their net asset value. For the years ended October 31, 2008 and 2007, the Trust repurchased 484,025 and 345,950, respectively of its shares at an average discount of 8.67% and 7.93% respectively from net asset value per share. The Trust expects to continue to repurchase its outstanding shares at such time and in such

Van Kampen Pennsylvania Value Municipal Income Trust
Notes to Financial Statements  ■  October 31, 2008  continued

amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Trustees.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $141,008,329 and $254,223,811, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
In order to seek to manage the interest rate exposure of the Trust’s portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Trust’s effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended October 31, 2008 were

Contracts

Outstanding at October 31, 2007	807
Futures Opened	934
Futures Closed	(1,741)

Outstanding at October 31, 2008	-0-

B. Inverse Floating Rate Investments The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities

Van Kampen Pennsylvania Value Municipal Income Trust
Notes to Financial Statements  ■  October 31, 2008  continued

or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trust’s preferred shares. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust’s portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

6. Preferred Shares
As of October 31, 2008, the Trust has outstanding 7,040 Auction Preferred Shares (APS). Series A contains 1,440 shares, Series B contains 1,280 shares, Series C contains 2,080 shares, and Series D contains 2,240 shares. Dividends are cumulative and the dividend rates are generally reset every 7 days for Series A, while Series B, Series C, and Series D are generally reset every 28 days through an auction process. Beginning on February 13, 2008 and continuing through October 31, 2008, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate on APS. The average rate in effect on October 31, 2008 was 4.194%. During the year ended October 31, 2008, the rates ranged from 2.481% to 12.261%.
The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of “Preferred Share Maintenance” expense on the Statement of Operations.
The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.
The Trust entered into additional inverse floating rate securities as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. For the year ended October 31, 2008. transactions in preferred shares were as follows:

	Series A		Series B
	Shares	Value	Shares	Value

Outstanding at 10/31/07	1,800	$45,000,000	1,600	$40,000,000
Amount Retired	(360)	(9,000,000)	(320)	(8,000,000)

Outstanding at 10/31/08	1,440	$36,000,000	1,280	$32,000,000

	Series C		Series D
	Shares	Value	Shares	Value

Outstanding at 10/31/07	2,600	$65,000,000	2,800	$70,000,000
Amount Retired	(520)	(13,000,000)	(560)	(14,000,000)

Outstanding at 10/31/08	2,080	$52,000,000	2,240	$56,000,000

Van Kampen Pennsylvania Value Municipal Income Trust
Notes to Financial Statements  ■  October 31, 2008  continued

7. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of October 31, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Van Kampen Pennsylvania Value Municipal Income Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Van Kampen Pennsylvania Value Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Value Municipal Income Trust (the “Trust”), including the portfolio of investments, as of October 31, 2008, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Pennsylvania Value Municipal Income Trust as of October 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 18, 2008

Van Kampen Pennsylvania Value Municipal Income Trust
Dividend Reinvestment Plan

The dividend reinvestment plan (the “Plan”) offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of the Trust. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time.

Plan benefits

• Add to your account

You may increase your shares in the Trust easily and automatically with the Plan.

• Low transaction costs

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

• Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to vankampen.com.

• Safekeeping

Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name”—in the name of your brokerage firm, bank, or other financial institution—you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its net asset value

Van Kampen Pennsylvania Value Municipal Income Trust
Dividend Reinvestment Plan  continued

(NAV), you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium If the Trust is trading at a premium—a market price that is higher than its NAV—you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you’ll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount If the Trust is trading at a discount—a market price that is lower than its NAV—you’ll pay the market price for your reinvested shares.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in writing at Van Kampen Closed End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the “record date,” which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

Costs of the plan

There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Trust. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions.

Van Kampen Pennsylvania Value Municipal Income Trust
Dividend Reinvestment Plan  continued

You will receive tax information annually to help you prepare your federal and state income tax returns.
Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.
Van Kampen Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company N.A.
2.	If you opt to sell your shares through Van Kampen, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.
3.	You may sell your shares through your financial advisor through the Direct Registration Systems (“DRS”). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.
The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 800-341-2929 or visit vankampen.com.

Van Kampen Pennsylvania Value Municipal Income Trust
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Trust Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2008. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Pennsylvania Value Municipal Income Trust
Results of Shareholder Votes

The Annual Meeting of the Shareholders of the Trust was held on June 18, 2008, where shareholders voted on the election of trustees.

With regard to the election of the following trustee by common shareholders of the Trust:

	# of Shares
	In Favor	Withheld

R. Craig Kennedy	21,884,616	287,725
Jack E. Nelson	21,846,897	325,443

With regard to the election of the following trustee by preferred shareholders of the Trust:

	# of Shares
	In Favor	Withheld

Hugo F. Sonnenschein	7,602	653

The other trustees of the Trust whose terms did not expire in 2008 are David C. Arch, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Wayne W. Whalen and Suzanne H. Woolsey.

Van Kampen Pennsylvania Value Municipal Income Trust
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 1993	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Pennsylvania Value Municipal Income Trust
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2003	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.
Rod Dammeyer (68) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 1993	President of CAC, LLC, a private company offering capital investment and management advisory services.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Pennsylvania Value Municipal Income Trust
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2003	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.
R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.
Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 1993	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Pennsylvania Value Municipal Income Trust
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex.
Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Pennsylvania Value Municipal Income Trust
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2003	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Pennsylvania Value Municipal Income Trust
Trustee and Officer Information  continued

Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1993	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Pennsylvania Value Municipal Income Trust
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer—Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Van Kampen Pennsylvania Value Municipal Income Trust
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel—U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1998	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Pennsylvania Value Municipal
Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from

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Van Kampen Pennsylvania Value Municipal
Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from

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Van Kampen Pennsylvania Value Municipal
Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

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Van Kampen Pennsylvania Value Municipal
Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Pennsylvania Value Municipal
Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

VPVANN 12/08
IU08-06133P-Y10/08

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and November 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008. All three editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2008

	Registrant		Covered Entities(1)
Audit Fees	$31,435		N/A

Non-Audit Fees
Audit-Related Fees	$415	(3)	$215,000	(2)
Tax Fees	$2,750	(4)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$3,165		$215,000

Total	$34,600		$215,000
2007

	Registrant		Covered Entities(1)
Audit Fees	$28,275		N/A

Non-Audit Fees
Audit-Related Fees	$400	(3)	$244,200	(2)
Tax Fees	$1,600	(4)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$2,000		$244,200

Total	$30,275		$244,200

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically annual agreed upon procedures for rating agencies.

(4)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
-	Van Kampen Investments Inc.

-	Van Kampen Asset Management

-	Van Kampen Advisors Inc.

-	Van Kampen Funds Inc.

-	Van Kampen Investor Services Inc.

-	Morgan Stanley Investment Management Inc.

-	Morgan Stanley Trust Company

-	Morgan Stanley Investment Management Ltd.

-	Morgan Stanley Investment Management Company

-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate and Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and the overall execution of the strategy of the Fund are Mark Paris, an Executive Director of the Adviser, William Black, an Executive Director of the Adviser and Robert W. Wimmel, an Executive Director of the Adviser.
Mr. Paris has been associated with the Adviser as a Municipal Trader since August 2002 and began managing the Fund in December 2007. Mr. Black has been associated with the Adviser as a High Yield Municipal Analyst since June 1998 and began managing the Fund in December 2007. Mr. Wimmel has been associated with the Adviser in an investment management capacity since August 1996 and began managing the Fund in November 2001.
The composition of the team may change from time to time.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
As of October 31, 2008:
Mr. Paris managed 17 registered investment companies with a total of approximately $10.8 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $13.6 million in assets.

Mr. Black managed 12 registered investment companies with a total of approximately $9.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts
Mr. Wimmel managed 16 registered investment companies with a total of approximately $7.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.
Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage accounts for other investment companies, pooled investment vehicles or other accounts that charge a performance-based fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGER COMPENSATION STRUCTURE
Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
- Cash Bonus;
- Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;
- Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
- Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.
- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
- Contribution to the business objectives of the Adviser.
- The dollar amount of assets managed by the portfolio manager.
- Market compensation survey research by independent third parties.
- Other qualitative factors, such as contributions to client objectives.
- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
As of October 31, 2008, the portfolio managers did not own any shares of the Fund.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

			Total Number of	Maximum Number
			Shares Purchased as	of Shares that may
			Part of Publicly	yet be Purchased
	Total Number of	Average Price	Announced Plans	Under the Plans or
Period	Shares Purchased	Paid per Share	or Programs	Programs

November	41,400	13.09	41,400	2,073,460
December	72,700	12.93	72,700	2,000,760
January	70,740	13.74	70,740	1,930,020
February	62,935	13.27	62,935	1,867,085
March	36,400	12.74	36,400	1,830,685
April	26,600	13.18	26,600	1,804,085
May	30,000	12.28	30,000	1,774,085
June	27,500	12.77	27,500	1,746,585
July	24,200	12.69	24,200	1,722,385
August	22,900	11.71	22,900	1,699,485
September	32,600	11.77	32,600	1,666,885
October	36,050	10.02	36,050	1,630,835

The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Trustees.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Pennsylvania Value Municipal Income Trust

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	December 17, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	December 17, 2008

By: Name: Title:	/s/ Stuart N. Schuldt Stuart N. Schuldt Principal Financial Officer
Date:	December 17, 2008